SUPPLEMENT TO THE FIDELITY ADVISOR FUNDS:
CLASS A, CLASS T, CLASS B, CLASS C, INSTITUTIONAL CLASS, AND INITIAL
CLASS
FEBRUARY 28, 1998
STATEMENT OF ADDITIONAL INFORMATION
THE FOLLOWING INFORMATION REPLACES FUNDAMENTAL INVESTMENT LIMITATION
(1) IN EACH OF "INVESTMENT LIMITATIONS OF BALANCED FUND," "INVESTMENT LIMITATIONS OF HIGH YIELD FUND," "INVESTMENT LIMITATIONS OF GOVERNMENT INVESTMENT FUND," AND INVESTMENT LIMITATIONS OF SHORT FIXED-INCOME FUND" FOUND ON PAGES 13, 15, 18, AND 20, RESPECTIVELY.
The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
THE FOLLOWING INFORMATION REPLACES FUNDAMENTAL INVESTMENT LIMITATION
(5) IN "INVESTMENT LIMITATIONS OF GOVERNMENT INVESTMENT FUND" FOUND ON
PAGE 18.
The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.
   THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION FOUND ON PAGE 36.
       SOURCES OF CREDIT OR LIQUIDITY SUPPORT.    FMR may rely on its
evaluation of the credit of a bank or other entity in determining whether to purchase a security supported by a letter of credit guarantee, put or demand feature, insurance or other source of credit or liquidity. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment.
THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE
SAI.
SPECIAL CONSIDERATIONS REGARDING THE RUSSIAN FEDERATION
The Russian Federation is the largest republic of the Commonwealth of Independent States with a 1995 population of 147,500,000. It is about one and four fifths of the land area of the United States and occupies most of eastern Europe and north Asia.
Russia has had a long history of political and economic turbulence. The U.S.S.R. lasted 69 years and for more than half that time it ranked as a nuclear superpower. In the 1930's tens of millions of its citizens were collectivized under state agricultural and industrial enterprises and millions died in political purges and the vast penal and labor system or in state-created famines. During World War II, as many as 20 million Soviet citizens died. After decades of communist rule the Soviet Union was dissolved on December 8, 1991 following a failed coup attempt against the government of Mikhail Gorbachev. On the day that the leaders declared that the Soviet Union ceased to exist, the Soviet republics were invited to join with Russia in the Commonwealth of Independent states (CIS). At one time or another those that have agreed to join have included the Ukraine, Belarus, Moldova, Georgia, Armenia, Azerbaijan, Uzbekistan, Turkmenistan, Tajikistan, Kazakhstan and Kyrgyzstan, but a number have dropped out since or have only observer status. Each of the republics is a sovereign state that controls its own economy and natural resources and collects its own taxes, providing only minimal support to the CIS.
Boris Yeltsin, President of Russia, inherited the mantle of economic and political chaos. With the freeing of most prices he staked his political life on the rapid creation of a free market economy. Since 1991 Yeltsin and his Russian reformers have been faced with the daunting task of stabilizing the Russian economy while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of the Russian people. To date, their efforts have yielded widely mixed results. On the one hand, they have made some impressive progress. Since 1992, they have abolished central planning, decontrolled prices, unified the foreign exchange market, made the ruble convertible, and privatized two thirds of the economy. They have accomplished this in spite of the crushing burdens inherited from the communist system: huge industrial enterprises that are unprofitable; an obsolete capital stock; a crumbling energy sector, huge external debt; and armies that had to be repatriated and resettled at home.
Russia remains a paradox among the major economies of the world in that it is a country marked by stagnation in production levels, but has few constraints on growth. Labor supply is adequate and savings are high. In addition, there is almost unlimited scope for increasing productivity through the introduction of improved technologies, production process and market-oriented managerial development. There are 147 million consumers who are slowly increasing their buying power and education standards are high. Russia is also rich in natural resources. It has 40% of the world's natural gas reserves, 6% of its oil, 25% of coal, diamonds, gold and nickel, and 30% of timber and bauxite. Approximately ten million people are engaged in agriculture and they produce half of the region's grain, meat, milk, and other dairy products.
The main reason for the continued poor performance of the Russian economy is the country's failure to mobilize the resources that are available. While the official unemployment rate was at 10.6% in 1996, up to half of the working population is, in effect, unemployed or, to a significant degree, underemployed in inefficient and unproductive industries. Much of the country's savings have been siphoned off through capital flight. Russia's technological potential for assimilating both domestic and foreign technologies is not being exploited. Industry privatization and restructuring initiatives have generally failed to mobilize the available factors of production as the country's privatization program virtually ensures the predominance of the old management teams that are largely non market-oriented in their management approach. Approximately 80% of Russian privatized companies continue to be majority-owned by insiders and only 10% are owned by investors with large enough stakes to influence the running of the company.
In July 1996, Boris Yeltsin was re-elected for a second term and it was hoped that the election would mark the start of a more stable period of economic growth. However, macroeconomic indicators in 1996 proved contradictory. On the one hand, the Russian government continued its strict credit policies, and the annual inflation rate for 1996 dropped to 23%, down from 131% in 1995. Inflation has since remained below 3% a month through the first half of 1997. In addition, expenditure cuts trimmed the budget deficit to 7% of GDP for the first nine months of 1996. On the other hand, however, GDP fell by 6% following 1995's 4% fall, while industrial production was down by 5% and real investment dropped by approximately 19%. Non-payment continues to rep[resent a serious problem for the economy, particularly in the energy sector.
While Russia is widely believed to be one of the most risky markets in eastern Europe, it is also recognized for its potential for positive returns. In 1996 the Russian market delivered the world's best stock market performance and was among the top performing markets in the first half of 1997. However, the market has been essentially liquidity driven and concentrated in a very few of the country's largest companies. At just $65 billion, the total capitalization of the stock market accounts for just 12 percent of GDP. The majority of investors in Russian equities are small and medium-sized US hedge funds. In addition, several country specific funds have been established to make direct and portfolio investments in Russian companies. To facilitate foreign investment, a number of the larger Russian companies have issued equity in the form of American depositary receipts while six big firms have issued securities in the form of Russian depositary certificates. These certificates are issued and marketed by the Bank of New York. Any investment in Russia is risky and deciding which companies will perform well at this stage of the country's transformation is far from easy. A combination of poor accounting standards, inept management, limited shareholder rights and the criminalization of large sectors of the economy pose a significant risk, particularly to foreign investors.
THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "PERFORMANCE" SECTION ON PAGE 108.
Balanced may compare its performance to that of the Fidelity Balanced Composite Benchmark which is a hypothetical representation of the performance of the fund's general investment categories using a weighting of 60% equity and 40% bond. The following indices are used to calculate the Fidelity Balanced Composite Benchmark: equity - the Standard & Poor's 500 Index, a widely recognized, unmanaged index of common stocks; and bond - the Lehman Brothers Aggregate Bond Index, a benchmark of investment-grade bonds. The index weightings of the Fidelity Balanced Composite Benchmark are rebalanced monthly.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER "ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION" BEGINNING ON PAGE 110.
CLASS A SHARES ONLY
2. to shares purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA) and accounts managed by third parties do not qualify for this waiver;
3. to shares purchased by a broker-dealer for a managed account that is charged an asset-based fee. Employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA) do not qualify for this waiver;
4. to shares purchased by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee. Employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA) do not qualify for this waiver;
5. to shares purchased for an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA) having $25 million or more in plan assets; or
EFFECTIVE AUGUST 24, 1998, THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER "ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION" ON PAGE 111.
CLASS A SHARES ONLY
5. to shares purchased for (i) an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA) having $25 million or more in plan assets or (ii) an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA) that is part of an investment professional sponsored program that requires the participating employee benefit plan to initially invest in Class C or Class B shares and, upon meeting certain criteria, subsequently requires the plan to invest in Class A shares; or THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER "ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION" BEGINNING ON PAGE 111.
CLASS T SHARES ONLY
5. to shares purchased for an employee benefit plan (as defined by ERISA (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly, Keogh/H.R. 10 plans), but including 403(b) programs));
6. to shares purchased for a Fidelity or Fidelity Advisor account (including purchases by exchange) with the proceeds of a distribution from (i) an insurance company separate account used to fund annuity contracts for employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA) that are invested in Fidelity Advisor or Fidelity funds, or (ii) an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA) that is invested in Fidelity Advisor or Fidelity funds. (Distributions other than those transferred to an IRA account must be transferred directly into a Fidelity account.);
STRATEGIC OPPORTUNITIES: INITIAL CLASS ONLY
3. to shares in a Fidelity account purchased (including purchases by exchange) with the proceeds of a distribution from an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA) provided that: (i) at the time of the distribution, the employer, or an affiliate (as described in exemption 1 above) of such employer, maintained at least one employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA) that qualified for exemption (1) and that had at least some portion of its assets invested in one or more mutual funds advised by FMR, or in one or more accounts or pools advised by Fidelity Management Trust Company; and
(ii) either (a) the distribution is transferred from the plan to a Fidelity IRA account within 60 days from the date of the distribution or (b) the distribution is transferred directly from the plan into another Fidelity account;
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION UNDER THE HEADING "FINDER'S FEE" IN THE "ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION" SECTION BEGINNING ON PAGE 113.
FOR CLASS A AND CLASS T SHARES ONLY
FINDER'S FEE. For all funds except the Short-Term Bond Funds, on eligible purchases of (i) Class A shares in amounts of $1 million or more that qualify for a Class A load waiver, (ii) Class A shares in amounts of $25 million or more, or (iii) Class T shares in amounts of $1 million or more, investment professionals will be compensated with a fee at the rate of 0.25% of the purchase amount. Class A eligible purchases are the following purchases made through broker-dealers and banks: an individual trade of $25 million or more; an individual trade of $1 million or more that is load waived; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA)) past $25 million; a load waived trade that brings the value of the accumulated account(s) of an investor (including an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA)) past $1 million; a trade for an investor with an accumulated account value of $25 million or more; a load waived trade for an investor with an accumulated account value of $1 million or more; an incremental trade toward an investor's $25 million "Letter of Intent"; and an incremental load waived trade toward an investor's $1 million "Letter of Intent". Class T eligible purchases are the following purchases made through broker-dealers and banks: an individual trade of $1 million or more; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA)) past $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million "Letter of Intent."
For the Short-Term Bond Funds, on eligible purchases of (i) Class A shares in amounts of $1 million or more, or (ii) Class T shares in amounts of $1 million or more, investment professionals will be compensated with a fee at the rate of 0.25% of the purchase amount. Class A eligible purchases are the following purchases made through broker-dealers and banks: an individual trade of $1 million or more; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA)) past $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million "Letter of Intent." Class T eligible purchases are the following purchases made through broker-dealers and banks: an individual trade of $1 million or more; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA)) past $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million "Letter of Intent."
Any assets on which a finder's fee has been paid will bear a contingent deferred sales charge (Class A or Class T CDSC) if they do not remain in Class A or Class T shares of the Fidelity Advisor Funds, or Daily Money Class shares of Treasury Fund, Prime Fund or Tax-Exempt Fund, for a period of at least one uninterrupted year. The Class A or Class T CDSC will be 0.25% of the lesser of the cost of the Class A or Class T shares, as applicable, at the initial date of purchase or the value of the Class A or Class T shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A and Class T shares acquired through distributions (dividends or capital gains) will not be subject to a Class A or Class T CDSC. In determining the applicability and rate of any Class A or Class T CDSC at redemption, Class A or Class T shares representing reinvested dividends and capital gains, if any, will be redeemed first, followed by those Class A or Class T shares, as applicable that have been held for the longest period of time.
With respect to employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA), the Class A or Class T CDSC does not apply to the following types of redemptions: (i) plan loans or distributions or (ii) exchanges to non-Advisor fund investment options. With respect to Individual Retirement Accounts, the Class A or Class T CDSC does not apply to redemptions made for disability, payment of death benefits, or required partial distributions starting at age 70 1/2.
EFFECTIVE AUGUST 24, 1998, THE FOLLOWING INFORMATION REPLACES THE FIRST TWO PARAGRAPHS FOUND UNDER THE HEADING "FINDER'S FEE" IN THE "ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION" SECTION BEGINNING ON PAGE 113.
FOR CLASS A AND CLASS T SHARES ONLY
FINDER'S FEE. For all funds except the Short-Term Bond Funds, on eligible purchases of (i) Class A shares in amounts of $1 million or more that qualify for a Class A load waiver, (ii) Class A shares in amounts of $25 million or more, or (iii) Class T shares in amounts of $1 million or more, investment professionals will be compensated with a fee at the rate of 0.25% of the purchase amount. Except as provided below, Class A eligible purchases are the following purchases made through broker-dealers and banks: an individual trade of $25 million or more; an individual trade of $1 million or more that is load waived; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA)) past $25 million; a load waived trade that brings the value of the accumulated account(s) of an investor (including an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA)) past $1 million; a trade for an investor with an accumulated account value of $25 million or more; a load waived trade for an investor with an accumulated account value of $1 million or more; an incremental trade toward an investor's $25 million "Letter of Intent"; and an incremental load waived trade toward an investor's $1 million "Letter of Intent". Except as provided below, Class T eligible purchases are the following purchases made through broker-dealers and banks: an individual trade of $1 million or more; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA)) past $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million "Letter of Intent."
For the Short-Term Bond Funds, on eligible purchases of (i) Class A shares in amounts of $1 million or more, or (ii) Class T shares in amounts of $1 million or more, investment professionals will be compensated with a fee at the rate of 0.25% of the purchase amount. Except as provided below, Class A eligible purchases are the following purchases made through broker-dealers and banks: an individual trade of $1 million or more; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA)) past $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million "Letter of Intent." Except as provided below, Class T eligible purchases are the following purchases made through broker-dealers and banks: an individual trade of $1 million or more; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA)) past $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million "Letter of Intent."
For the purpose of determining the availability of Class A or Class T finder's fees, purchases of Class A or Class T shares made with the proceeds from the redemption of shares of any Fidelity fund will not be considered "eligible purchases."
   THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "DISTRIBUTIONS AND TAXES" SECTION ON PAGE 117.
   If a fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on a fund with respect to deferred taxes arising from such distributions or gains. Generally, a fund will elect to mark-to-market any PFIC shares. Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.
   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 121.
   The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended in 1997, or calendar year ended December 31, 1997, as applicable.
   COMPENSATION TABLE



Aggregate
Compensation
from a Fund A

                                                                       William
                                                                       O.
                        Richard                                        McCoy           Edward
J.                      J.              Edward                         (double         H.
Gary                    Flynn           C.                     Peter   dagger)         Malone
Burk                    (double         Johnson                S.      (double Gerald  (double
head    Ralph   Phyllis dagger) Robert  3d      E.      Donald Lynch   dagger) C.      dagger) Marvin  Robert Thomas
(double F.      Burke   (double M.      (double Bradley J.     (double (double Mc      (double L.      C.     R.
dagger) Cox     Davis   dagger) Gates   dagger) Jones   Kirk   dagger) dagger) Donough dagger) Mann    Pozen  Williams

TechnoQuant
$ 0     $ 8     $ 8     $ 0     $ 5     $ 0     $ 8     $ 8    $ 0     $ 5     $ 10    $ 0     $ 8     $ 0      $ 8
Growth**,B

International
0       20      20      0       17      0       20      20     0       20      25      0       20      0        20
Capital
AppreciationB,++

Overseas*,B,C
0       481     471     64      121     0       474     474    0       260     575     66      481     0        478

MidCap**,B
0       144     141     6       66      0       142     142    0       94      175     6       144     0        144

Equity
0       2,067   2,022   127     783     0       2,038   2,038  0       1,110   2,506   123     2,067   0        2,069
Growth**,B,D,N

Growth
0       7,159   7,008   860     5,170   0       7,060   7,060  0       7,213   8,573   929     7,159   0        7,115
Opportunities
**,B,E,N,O

Strategic
0       265     259     0       170     0       261     261    0       227     326     0       265     0        265
Opportunities**,
B

Large Cap**,B
0       24      24      1       11      0       24      24     0       16      29      1       24      0        24

Growth &
0       23      23      0       16      0       23      23     0       16      29      0       23      0        23
Income**,B

Equity
0       1,202   1,177   66      965     0       1,186   1,186  0       1,237   1,460   64      1,202   0        1,203
Income**,B,F,N

Balanced*,B,G,N
0       1,236   1,209   178     839     0       1,219   1,219  0       1,232   1,470   198     1,236   0        1,227

Emerging
0       49      48      0       33      0       49      49     0       42      61      0       49      0        49
Markets
Income***,B

High
0       1,013   991     123     729     0       998     998    0       1,021   1,212   132     1,013   0        1,006
Yield*,B,H,N

Strategic
0       67      66      0       45      0       66      66     0       57      83      0       67      0        67
Income***,B

Mortgage
0       204     199     82      98      0       200     200    0       202     235     68      204     0        204
Securities *,B,I,P

Government
0       92      90      15      57      0       91      91     0       90      105     14      92      0        91
Investment*,B,J

Intermediate
0       197     193     13      151     0       194     194    0       202     239     13      197     0        197
Bond**,B,K

Short Fixed-
0       166     161     25      109     0       164     164    0       164     197     28      166     0        165
Income*,B,L

Municipal
0       200     195     30      131     0       197     197    0       197     237     34      200     0        198
Income*,B,M

Municipal
0       395     386     0       326     0       389     389    0       404     486     0       395     0        395
Bond***,B

Intermediate
0       27      27      2       21      0       27      27     0       28      33      2       27      0        27
Municipal
Income**,B

Short-
0       11      11      1       8       0       11      11     0       11      13      1       11      0        11
Intermediate
Municipal
Income**,B

TOTAL
0       214,500 210,000 0       176,000 0       211,500 211,500 0      214,500 264,500 0       214,500 0        214,500
COMPENSATION
FROM THE FUND
COMPLEX +,A


   * Fiscal year ended October 31.
   ** Fiscal year ended November 30.
   *** Fiscal year ended December 31.
   (double dagger) Interested trustees of each fund and Mr. Burkhead are compensated by FMR.
   (double dagger)(double dagger) Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.
   (double dagger)(double dagger)(double dagger) During the period from May 1, 1996 through December 31, 1996, William O. McCoy served as a Member of the Advisory Board for the funds. Mr. McCoy was appointed to the Board of Trustees of Advisor Series II, III, IV, V, VI, Income Fund, and Municipal Trust effective January 1, 1997. Mr. McCoy was elected to the Board of Trustees of Advisor Series I, VII, and VIII on July 16, 1997, September 17, 1997, and June 18, 1997,
respectively.
   + Information is as of December 31, 1997 for 230 funds in the complex.
   ++ Figures presented are estimates for the fund's first fiscal year end October 31, 1998.
   A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows:
Ralph F. Cox, $75,000, Phyllis Burke Davis, $75,000, Robert M. Gates, $62,500, E. Bradley Jones, $75,000, Donald J. Kirk, $75,000, William
O. McCoy, $75,000, Gerald C. McDonough, $87,500, Marvin L. Mann, $75,000, and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation: Ralph F. Cox, $53,699, Marvin L. Mann, $53,699, and Thomas R. Williams, $62,462.
   B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.
   C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $12, Phyllis Burke Davis, $12, Robert M. Gates, $0, Richard J. Flynn, $0, E. Bradley Jones, $12, Donald J. Kirk, $12, William O. McCoy, $0, Gerald C. McDonough, $12, Edward H. Malone, $12, Marvin L. Mann, $12, and Thomas R. Williams, $12.
   D The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $925, Phyllis Burke Davis, $925, Robert M. Gates, $330, Richard
J. Flynn, $0, E. Bradley Jones, $925, Donald J. Kirk, $925, William O. McCoy, $330, Gerald C. McDonough, $1,078, Edward H. Malone, $4, Marvin
L. Mann, $925, and Thomas R. Williams, $925.
   E The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $3,130, Phyllis Burke Davis, $3,130, Richard J. Flynn, $0, Robert
M. Gates, $2,446, E. Bradley Jones, $3,130, Donald J. Kirk, $3,130, William O. McCoy, $3,044, Gerald C. McDonough, $3,624, Edward H. Malone, $165, Marvin L. Mann, $3,130, and Thomas R. Williams, $3,130.

   F The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $541, Phyllis Burke Davis, $541, Richard J. Flynn, $0, Robert M. Gates, $454, E. Bradley Jones, $541, Donald J. Kirk, $541, William O. McCoy, $552, Gerald C. McDonough, $631, Edward H. Malone, $2, Marvin
L. Mann, $541, and Thomas R. Williams, $541.
   G The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $535, Phyllis Burke Davis, $535, Richard J. Flynn, $0, Robert M. Gates, $397, E. Bradley Jones, $535, Donald J. Kirk, $535, William O. McCoy, $508, Gerald C. McDonough, $617, Edward H. Malone, $41, Marvin
L. Mann, $535, and Thomas R. Williams, $535.
   H The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $442, Phyllis Burke Davis, $442, Richard J. Flynn, $0, Robert M. Gates, $345, E. Bradley Jones, $442, Donald J. Kirk, $442, William O. McCoy, $430, Gerald C. McDonough, $512, Edward H. Malone, $23, Marvin
L. Mann, $442, and Thomas R. Williams, $442.
   I The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $6, Phyllis Burke Davis, $6, Richard J. Flynn, $0, Robert M. Gates, $0, E. Bradley Jones, $6, Donald J. Kirk, $6, William O. McCoy, $0, Gerald C. McDonough, $6, Edward H. Malone, $6, Marvin L. Mann, $6, and Thomas R. Williams, $6.
   J The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $4, Phyllis Burke Davis, $4, Richard J. Flynn, $0, Robert M. Gates, $0, E. Bradley Jones, $4, Donald J. Kirk, $4, William O. McCoy, $0, Gerald C. McDonough, $4, Edward H. Malone, $4, Marvin L. Mann, $4, and Thomas R. Williams, $4.
   K The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $1, Phyllis Burke Davis, $1, Richard J. Flynn, $0, Robert M. Gates, $0, E. Bradley Jones, $1, Donald J. Kirk, $1, William O. McCoy, $0, Gerald C. McDonough, $1, Edward H. Malone, $1, Marvin L. Mann, $1, and Thomas R. Williams, $1.
   L The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $6, Phyllis Burke Davis, $6, Richard J. Flynn, $0, Robert M. Gates, $0, E. Bradley Jones, $6, Donald J. Kirk, $6, William O. McCoy, $0, Gerald C. McDonough, $6, Edward H. Malone, $6, Marvin L. Mann, $6, and Thomas R. Williams, $6.
   M The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $7, Phyllis Burke Davis, $7, Richard J. Flynn, $0, Robert M. Gates, $0, E. Bradley Jones, $7, Donald J. Kirk, $7, William O. McCoy, $0, Gerald C. McDonough, $7, Edward H. Malone, $7, Marvin L. Mann, $7, and Thomas R. Williams, $7.
   N For the fiscal period ended in 1997, certain of the non-interested trustees' aggregate compensation from certain funds includes accrued voluntary deferred compensation as follows: Equity Growth (Cox, $870, Malone, $119, Mann, $870, Williams, $767); Growth Opportunities (Cox, $3,178, Malone, $764, Mann, $3,178, Williams, $2,464); Equity Income (Cox, $502, Malone, $62, Mann, $502, Williams, $449); Balanced (Cox, $557, Malone, $157, Mann, $557, Williams $410);
and High Yield (Cox, $450, Malone, $109, Mann, $450, Williams,
$348).
   O Aggregate compensation from Growth Opportunities for the one month period ended November 30, 1997: J. Gary Burkhead, $0, Ralph F. Cox, $697, Phyllis Burke Davis, $697, Richard J. Flynn, $0, Robert M. Gates, $688, Edward C. Johnson 3d, $0, E. Bradley Jones, $697, Donald
J. Kirk, $697, Peter S. Lynch, $0, William O. McCoy, $688, Gerald C. McDonough, $851, Edward H. Malone, $14, Marvin L. Mann, $697, Robert
C. Pozen, $0, and Thomas R. Williams, $697.
   P Aggregate compensation from Mortgage Securities for the three month period ended October 31, 1997: J. Gary Burkhead, $0, Ralph F. Cox, $51, Phyllis Burke Davis, $51, Richard J. Flynn, $0, Robert M. Gates, $51, Edward C. Johnson 3d, $0, E. Bradley Jones, $51, Donald J. Kirk, $51, Peter S. Lynch, $0, William O. McCoy, $51, Gerald C. McDonough, $63, Edward H. Malone, $0, Marvin L. Mann, $51, Robert C. Pozen, $0, and Thomas R. Williams, $51.
THE FOLLOWING INFORMATION SUPPLEMENTS THE "MANAGEMENT CONTRACTS" SECTION BEGINNING ON PAGE 127.
The following fee schedule is the current fee schedule for High Yield, Government Investment and Short Fixed-Income, and replaces the similar information for each fund on pages 129 and 130.
GROUP FEE RATE SCHEDULE      EFFECTIVE ANNUAL FEE RATES

Average Group    Annualized  Group Net       Effective Annual Fee
Assets           Rate        Assets          Rate

 0 - $3 billion  .3700%       $ 0.5 billion  .3700%

 3 - 6           .3400         25            .2664

 6 - 9           .3100         50            .2188

 9 - 12          .2800         75            .1986

 12 - 15         .2500         100           .1869

 15 - 18         .2200         125           .1793

 18 - 21         .2000         150           .1736

 21 - 24         .1900         175           .1690

 24 - 30         .1800         200           .1652

 30 - 36         .1750         225           .1618

 36 - 42         .1700         250           .1587

 42 - 48         .1650         275           .1560

 48 - 66         .1600         300           .1536

 66 - 84         .1550         325           .1514

 84 - 120        .1500         350           .1494

 120 - 156       .1450         375           .1476

 156 - 192       .1400         400           .1459

 192 - 228       .1350         425           .1443

 228 - 264       .1300         450           .1427

 264 - 300       .1275         475           .1413

 300 - 336       .1250         500           .1399

 336 - 372       .1225         525           .1385

 372 - 408       .1200         550           .1372

 408 - 444       .1175

 444 - 480       .1150

 480 - 516       .1125

 Over 516        .1100

This fee schedule was approved by the shareholders of High Yield, Government Investment and Short Fixed-Income.
THE FOLLOWING CHART REPLACES THE SIMILAR CHART FOUND IN THE
"MANAGEMENT CONTRACTS" SECTION ON PAGE 128.

FUND                                 DATE OF MANAGEMENT CONTRACT  DATE OF SHAREHOLDER APPROVAL

TechnoQuant Growth                    12/1/96                      12/23/96*

International Capital Appreciation    10/16/97                     10/31/97*

Overseas                              10/31/97                     9/17/97

Mid Cap                               1/18/96                      1/18/96*

Equity Growth                         8/1/97                       7/16/97

Growth Opportunities                  2/28/98                      7/16/97

Strategic Opportunities               2/28/98                      6/18/97

Large Cap                             1/18/96                      1/18/96*

Growth & Income                       12/1/96                      12/23/96*

Equity Income                         8/1/86                       7/23/86

Balanced                              6/1/98                       5/13/98

Emerging Markets Income               7/1/97                       6/18/97

High Yield                            6/1/98                       5/13/98

Strategic Income                      10/31/97                     6/18/97

Mortgage Securities                   8/1/94                       7/13/94

Government Investment                 6/1/98                       5/13/98

Intermediate Bond                     1/1/95                       12/14/94

Short Fixed-Income                    6/1/98                       5/13/98

Municipal Income                      12/1/94                      11/16/94

Municipal Bond                        1/1/94                       12/15/93

Intermediate Municipal Income         7/1/95                       6/14/95

Short-Intermediate Municipal Income   7/1/95                       6/14/95


* Approved by FMR, then the sole shareholder of the fund.
   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 133.
   The individual fund fee rates for each fund (except Equity Income) are set forth in the following chart. Based on the average group net assets of the funds advised by FMR for December 1997 the annual basic fee rate would be calculated as follows:

                                     Group Fee Rate       Individual Fund Fee Rate       Basic Fee Rate

TechnoQuant Growth                    0.2942%        +     0.30%                    =    0.5942%

International Capital Appreciation*   0.2942%        +     0.45%                    =    0.7442%

Overseas                              0.2942%        +     0.45%                    =    0.7442%

Mid Cap                               0.2942%        +     0.30%                    =    0.5942%

Equity Growth                         0.2942%        +     0.30%                    =    0.5942%

Growth Opportunities                  0.2942%        +     0.30%                    =    0.5942%

Strategic Opportunities               0.2942%        +     0.30%                    =    0.5942%

Large Cap                             0.2942%        +     0.30%                    =    0.5942%

Growth & Income                       0.2942%        +     0.20%                    =    0.4942%

Balanced                              0.2942%        +     0.15%                    =    0.4442%

Emerging Markets Income               0.1372%        +     0.55%                    =    0.6872%

High Yield                            0.1372%        +     0.45%                    =    0.5872%

Strategic Income                      0.1372%        +     0.45%                    =    0.5872%

Mortgage Securities                   0.1372%        +     0.30%                    =    0.4372%

Government Investment                 0.1372%        +     0.30%                    =    0.4372%

Intermediate Bond                     0.1372%        +     0.30%                    =    0.4372%

Short Fixed-Income                    0.1372%        +     0.30%                    =    0.4372%

Municipal Income                      0.1372%        +     0.25%                    =    0.3872%

Municipal Bond                        0.1372%        +     0.25%                    =    0.3872%

Intermediate Municipal Income         0.1372%        +     0.25%                    =    0.3872%

Short-Intermediate Municipal Income   0.1372%        +     0.25%                    =    0.3872%


   * Estimated
THE FOLLOWING INFORMATION REPLACES THE SECOND PARAGRAPH FOUND UNDER "DISTRIBUTION AND SERVICE PLANS" BEGINNING ON PAGE 137.
Pursuant to the Class A Plans, FDC is paid a distribution fee as a percentage of Class A's average net assets at an annual rate of up to 0.75% for each of TechnoQuant Growth, International Capital Appreciation, Overseas, Mid Cap, Equity Growth, Growth Opportunities, Strategic Opportunities, Large Cap, Growth & Income, Equity Income, and Balanced (the Equity Funds); and up to 0.40% for each of Emerging Markets Income, High Yield, Strategic Income, Government Investment, Mortgage Securities, and Municipal Income (the Bond Funds), Intermediate Bond and Intermediate Municipal Income (the Intermediate-Term Bond Funds), and Short-Intermediate Municipal Income and Short Fixed-Income (the Short-Term Bond Funds). Pursuant to the Class T Plans, FDC is paid a distribution fee as a percentage of Class T's average net assets at an annual rate of up to 0.75% for each of TechnoQuant Growth, International Capital Appreciation, Equity Growth, Mid Cap, Large Cap, Growth & Income, and Equity Income; up to 0.65% for each of Overseas, Growth Opportunities, Strategic Opportunities, and Balanced; up to 0.40% for each of Emerging Markets Income, High Yield, Strategic Income, Intermediate Bond, Mortgage Securities, Government Investment, Municipal Income, Short-Intermediate Municipal Income, and Intermediate Municipal Income; and up to 0.15% for Short Fixed-Income. Pursuant to the Class B Plans, FDC is paid a distribution fee as a percentage of Class B's average net assets at an annual rate of up to 0.75% for each fund with Class B shares. Pursuant to the Class C Plans, FDC is paid a distribution fee as a percentage of Class C's average net assets at an annual rate of up to 0.75% for each fund with Class C shares. For the purpose of calculating the distribution fees, average net assets are determined at the close of business on each day throughout the month, but excluding assets attributable to Class T shares of Equity Income purchased more than 144 months prior to such day and to Class B shares of Equity Income purchased more than 144 months prior to such day.
EFFECTIVE AUGUST 24, 1998, THE FOLLOWING INFORMATION REPLACES THE SIXTH PARAGRAPH FOUND UNDER "DISTRIBUTION AND SERVICE PLANS" ON PAGE 138.
Currently and except as provided below, for the first year of investment, the full amount of distribution fees paid by Class C is retained by FDC as compensation for its services and expenses in connection with the distribution of Class C shares, and the full amount of service fees paid by Class C is retained by FDC for providing personal service to and/or maintenance of Class C shareholder accounts. Normally, after the first year of investment, the full amount of distribution fees paid by Class C is reallowed to investment professionals (including FDC) as compensation for their services in connection with the distribution of Class C shares, and the full amount of service fees paid by Class C is reallowed to investment professionals (including FDC) for providing personal service to and/or maintenance of Class C shareholder accounts. For purchases of Class C shares made for an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA), during the first year of investment and thereafter, the full amount of distribution fees and service fees paid by such Class C shares is reallowed to investment professionals (including FDC) as compensation for their services in connection with the distribution of Class C shares and for providing personal service to and/or maintenance of Class C shareholder accounts.
THE FOLLOWING INFORMATION REPLACES THE SEVENTH PARAGRAPH FOUND UNDER "CONTRACTS WITH FMR AFFILIATES" ON PAGE 144.
Each of the taxable funds has entered into a service agent agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each class of each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.
THE FOLLOWING INFORMATION REPLACES THE FIRST PARAGRAPH OF THE "SHAREHOLDER AND TRUSTEE LIABILITY" SECTION FOUND UNDER "DESCRIPTION OF THE TRUSTS" ON PAGE 153.
SHAREHOLDER AND TRUSTEE LIABILITY. Each trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. Each Declaration of Trust (except for Fidelity Advisor Series
II) provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or its Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. Fidelity Advisor Series II's Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. Each Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. Each Declaration of Trust also provides that its funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
THE FOLLOWING INFORMATION REPLACES THE "VOTING RIGHTS" SECTION FOUND UNDER "DESCRIPTION OF THE TRUSTS" ON PAGE 153.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive rights, and Class A, Class T, Class C, Institutional Class, and Initial Class shares have no conversion rights; the voting and dividend rights, the conversion rights of Class B shares, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of a trust, a fund, or class of a fund may, as set forth in the Declaration of Trust, call meetings of a trust, fund or class, as applicable, for any purpose related to the trust, fund, or class, as the case may be, including, in the case of a meeting of an entire trust, the purpose of voting on removal of one or more Trustees. Each trust (except Fidelity Advisor Series II) or fund (except Balanced, Government Investment, High Yield, Short Fixed-Income, and Strategic Income) may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the funds or trusts. Fidelity Advisor Series II or any of its funds may be terminated upon sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, the merger of the trust or a fund with another entity or the sale of substantially all of the assets of the trust or a fund to another entity requires the vote of a majority of the outstanding shares of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. The Trustees of Fidelity Advisor Series II may, however, reorganize or terminate the trust or any fund without prior shareholder approval. If not so terminated, each trust and fund will continue indefinitely. Each fund (except Equity Income and Municipal Bond) may invest all of their assets in another investment company.